UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 is incorporated by reference herein.

Item 8.01 Other Events.

On March 11, 2013, the board of directors of Fibrocell Science, Inc. (the “Company”) established the following board committee assignments:

Audit Committee

Christine St.Clare (Chairperson)

Marc Mazur

Douglas J. Swirsky

Compensation Committee

Kelvin Moore (Chairperson)

Marc Mazur

Douglas J. Swirsky

Nominating & Corporate Governance Committee

Marc Mazur (Chairperson)

Douglas J. Swirsky

Christine St.Clare

In addition, Kelvin Moore was named as Lead Independent Director.

The board of directors has not modified the compensation of its non-employee directors at this time, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.

By:	/s/ Declan Daly
Declan Daly Chief Financial Officer

Date: March 14, 2013